SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549




                                    FORM 8-K





                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                April 19, 1994
Date of Report ........................................................
                    (Date of earliest event reported)

                         CHRYSLER FINANCIAL CORPORATION
.......................................................................
          (Exact name of registrant as specified in its charter)


State of Michigan                    1-5966              38-0961430
......................................................................
(State or other jurisdiction       (Commission)        (IRS Employer
  of incorporation)                   File No.)     Identification No.)


               27777 Franklin Rd., Southfield, Michigan 48034
               ..............................................
                 (Address of principal executive offices)



                                                   (810) 948-3060
Registrant's telephone number, including area code....................

Item 5.  Other Events.

    On April 19, 1994, the registrant released its financial statements for three months ended March 31, 1994. A copy of such financial statements and review report by independent public accountants is annexed as Exhibit 99 to this Report and by this reference incorporated herein and made a part hereof.

    Deloitte & Touche, the Company's independent public accountants, performed a review of the financial statements for the three months ended March 31, 1994 in accordance with the standards for such review established by the American Institute of Certified Public Accountants. The review did not constitute an audit, and accordingly, Deloitte & Touche did not express an opinion on the aforementioned data. Based on their review, Deloitte & Touche was not aware of any material modifications that should have been made to the consolidated financial statements for them to be in conformity with generally accepted accounting principles.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

    Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

    (a)  Financial statements of businesses acquired;

         None

    (b)  Pro forma financial information:

         None

    (c)  Exhibits:

         15   Letter re unaudited interim financial information.

         99   Copy of financial statements of Chrysler Financial
              Corporation for the quarter ended March 31, 1994.

                                SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CHRYSLER FINANCIAL CORPORATION



Date:  April 19, 1994             By:/s/Robert A. Link
                                     ------------------
                                        Robert A. Link
                                        Secretary

                               EXHIBIT INDEX
                               -------------



Exhibit
  No.         Description of Exhibit
- -------       ----------------------

Exhibit

   15         Letter re unaudited interim financial information.

   99         Copy of financial statements of Chrysler Financial
              Corporation for the three months ended March 31, 1994.